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                                                                    EXHIBIT 23.3

                    CONSENT OF MERCHANT, GOULD, SMITH, EDELL
                             WELTER & SCHMIDT, P.A.

    We consent to the reference to our firm under the caption "Experts" in the Prospectus included in the Registration Statement on Form S-2 regarding the registration of the sale of shares of the Common Stock of Rochester Medical Corporation and to the filing of this consent as an exhibit to such Registration Statement.

                                MERCHANT, GOULD, SMITH, EDELL, WELTER &
                                SCHMIDT, P.A.

                                /s/ MICHAEL D. SCHUMANN
                                ------------------------------------------

Minneapolis, Minnesota
September 25, 1997